Net income attributable to non-controlling interests (Tables)	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Summary of Trends in Net Income Attributable to Non-Controlling Interests
The table below shows Net income attributable to non-controlling interests for the reporting periods presented:

(€ million)	2022	2021	2020
Share of net income attributable to other non-controlling interests	113	56	36
Total	113	56	36